UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 25, 2024

THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio			001-09518	34-0963169
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

300 North Commons Blvd.,	Mayfield Village,	Ohio		44143
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code (440) 461-5000

6300 Wilson Mills Road,	Mayfield Village,	Ohio	44143
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	PGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 15, 2024, The Progressive Corporation (the “Company”) issued a news release containing financial results for the Company and its consolidated subsidiaries for the month and year-to-date periods ended September 30, 2024, and selected quarterly financial results. A copy of the news release is attached hereto as Exhibit 99.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 11, 2024, The Board of Directors (the “Board”) of the Company approved an amendment to the Company’s Code of Regulations reducing the size of the Board from 12 to 11 members. The amended language is set forth in Exhibit 3 hereto.

Item 7.01 Regulation FD Disclosure.

On September 25, 2024, the Company moved its corporate headquarters and principal executive offices from 6300 Wilson Mills Road to 300 North Commons Blvd., Mayfield Village, Ohio 44143.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See exhibit index on page 3.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 15, 2024
THE PROGRESSIVE CORPORATION

		By:	/s/ Mariann Wojtkun Marshall
		Name:	Mariann Wojtkun Marshall
		Title:	Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No. Under Reg. S-K Item 601	Form 8-K Exhibit No.	Description
3	3	Amended language from the Company's Code of Regulations approved on October 11, 2024.

99	99
News release dated October 15, 2024, containing financial results of The Progressive Corporation and its consolidated subsidiaries for the month and year-to-date periods ended September 30, 2024, and selected quarterly financial results.

104	104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).